EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Startec Global Communications Corporation's previously filed Registration Statement on Form S-8, File No. 333-44317.

                                                     ARTHUR ANDERSEN LLP

   Washington, D.C.,
   March 27, 1998